UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

Hibbett Sports, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS the Company
	File Number)	Identification No.)
2700 Milan Court
Birmingham, Alabama 35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	HIBB	Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On May 28, 2020, Hibbett Sports, Inc. (the "Company") held its 2020 Annual Meeting of Stockholders (the "Annual Meeting"), at which the stockholders of the Company approved the Hibbett Sports, Inc. Amended and Restated 2015 Equity Incentive Plan (the "Amended and Restated Plan"). For a description of the terms and conditions of the Amended and Restated Plan, see "Proposal Number 4: Approval of Amendment and Restatement of the 2015 Equity Incentive Plan" in the Company's definitive proxy statement on Schedule 14A (the "Proxy Statement"), filed with the Securities and Exchange Commission on April 27, 2020, which description is incorporated herein by reference. The description of the Amended and Restated Plan contained in the Proxy Statement is qualified in its entirety by reference to the full text of the Amended and Restated Plan attached as Exhibit 99.1 to the Company's Registration Statement on Form S-8 (File No. 333-238767) and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        Following the Annual Meeting, on May 28, 2020, the Board of Directors of the Company (the "Board") amended the Company's Bylaws (the "Bylaws") to make certain clarifying and technical changes.

Article II, Section 1 and Article III, Section 5 of the Bylaws were amended to clarify that meetings of the stockholders and Board, respectively, may be held solely by means of remote communication.

Article II, Section 2 and Article III, Section 3 of the Bylaws were amended to clarify the timing requirements of notices submitted by stockholders in connection with annual meetings.

Article III, Section 14 of the Bylaws was amended to clarify that no director may be removed from office by the stockholders except for cause with the affirmative vote of the holders of not less than a majority of the total voting power.

The foregoing summary of the amendments to the Bylaws is not intended to be complete and is qualified in its entirety by reference to the full text of the Bylaws attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Board submitted at the Annual Meeting four proposals to a vote of the stockholders. The final results of the voting on each proposal are presented below.

Proposal Number 1 - Election of Directors

The Board nominated each of the nominees set forth below to serve as a Class III Director for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2023, or until his successor is elected or qualified. The stockholders elected the three nominees to serve as Class III Directors of the Company pursuant to the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Anthony F. Crudele	12,581,885	256,343	52,104	1,712,368
James A. Hilt	12,649,128	188,300	52,904	1,712,368
Jamere Jackson	11,240,957	1,597,817	51,558	1,712,368

Proposal Number 2 - Ratification of Independent Registered Public Accounting Firm

The stockholders were asked to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending January 30, 2021. The appointment of KPMG LLP was ratified by the stockholders pursuant to the following vote:

For	Against	Abstain
14,326,540	215,591	60,569

Proposal Number 3 - Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
9,721,753	2,937,638	230,941	1,712,368

Proposal Number 4 - Approval of Hibbett Sports, Inc. Amended and Restated 2015 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
11,964,802	872,385	53,145	1,712,368

Item 9.01. Financial Statements and Exhibits.

        (d) Exhibits.

Exhibit No.	Description
3.1	Bylaws of Hibbett Sports, Inc. (as amended on May 28, 2020).
10.1	Hibbett Sports, Inc. Amended and Restated 2015 Equity Incentive Plan; incorporated by reference to Exhibit 99.1 of the Registrant's Registration Statement on Form S-8 (File No. 333-238767) filed with the Securities and Exchange Commission on May 29, 2020).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

	By:	/s/ David M. Benck
David M. Benck
June 1, 2020		Senior Vice President and General Counsel